Exhibit 4.46

Confidential treatment has been requested for certain portions of this exhibit. The copy filed herewith omits the information subject to the confidential treatment request. Omissions are designated as " ***** ". A complete version of this exhibit has been filed separately with the Commission pursuant to an application for confidential treatment under Rule 24b-2 promulgated under the Securities Exchange Act of 1934, as amended.

BAXTER SUBCONTRACT MODIFICATION 0003

Subcontract No: MVA 2002-00001BXTR

Modification No.: 0003

Effective Date: Upon the date of the last signature hereon

Subcontractor:	Baxter Healthcare SA
*****************
*****************

Description of Modification:

Revises Sections B, D, F and Section J, Attachment A (SOW), to add the following tasks: 1) *****************; 2) *****************; 3) *****************; and 4) *****************.

Authority for, and type of, modification: Bilateral Supplemental Agreement

Total Change to Subcontract value: $ ********

Changes to Subcontract:

See attached Pages 2-31.

RELEASE OF CLAIMS

In consideration of the modifications made above, this Modification is in full settlement of any right the Subcontractor may have to any equitable adjustment(s) as the result of the changes made herein. Except to the extent modified herein, the subcontract terms and conditions remain unchanged. This supplemental agreement constitutes the full agreement of the parties and supercedes any prior agreements with respect to the changes made herein.

For: ACAMBIS, INC.	For: BAXTER HEALTHCARE S.A.

*************	*************
*************	*************
*************
*************

Execution Date: _________ 2003	Execution Date: _____________ 2003

SECTION B

1.	In the basic Contract redesignate existing CLIN 0001 as “CLIN 0001AA.” Create new CLIN designation for CLIN 0001 entitled “*************.”

2.	In the basic contract redesignate existing CLIN 0003 as “CLIN 0003AA.” Create new CLIN designation for CLIN 0003 entitled “*************”

3.	Add Contract Line Items (CLIN) as follows:

		Quantity	Unit Price	Total Amount
“0001AB	**********************	1 Lot	$	********
**********************
according to Section J Attachment A.

0002AF	**********************	1 Lot	$	********
**********************
according to Section J, Attachment A.

0002AG	**********************	1 Lot	$	********
**********************
according to Section J, Attachment A.

**********************
**********************fully filled shall be delivered)

0002AH	**********************	1 Lot	$	********
********************** vaccine

0002AI	**********************	1 Lot	$	********
********************** vaccine

0003AB	Deliver **********************	1 Lot	$	********
**********************
**********************
according to Section J, Attachment A.

	TOTAL			536,540

SECTION D

1.	After current paragraph (d) from modification 2, add new paragraph (e) as follows:

**********************
**********************
**********************

SECTION F.1, DELIVERABLE(S) SCHEDULE

1.	After redesignated CLIN 0001AA, add CLIN 0001AB as follows:

“CLIN 0001AB

Deliver on or before 7 October 2003, but no later than 7 November 2003.”

2.	After CLIN 0002AE in modification No. 2, add the following:

**********************

**************************************************************
**************************************************************
**************************************************************
**************************************************************
**************************************************************
**************************************************************

**************************************************************
*********************************upon acceptance of such materials.”

3.	After new CLIN 0002AG, add CLIN 0002AH as follows:

“CLIN 0002AH

************************************************************** vaccine through 30 May 06.”

4.	After new CLIN 0002AH, add CLIN 002AI as follows:

“CLIN 0002AI

************************************************************** vaccine on or before 31 December 2003.”

5.	After CLIN 0003AA, add CLIN 0003AB as follows:

“CLIN 0003AB

********************************* vaccine ********************************* no later than 30 September 2003.”

SECTION G, PARAGRAPH G.3

1	Add the following CLIN’s (Contract Line Items) as follows:

“
	0001AB	Payment	***% of Price	Upon Acceptance	**********

	0002AF	Payment	***% of Price	Upon Acceptance	**********

	0002AG	Payment	***% of Price	Upon Acceptance	**********

	0002AH	Payment	***% of Price	Upon Acceptance	**********

	0002AI	Payment	***% of Price	Upon Acceptance	**********

	0003AB	Payment	***% of Price	Upon Acceptance	**********

TOTAL					**********

SECTION H, PARAGRAPH H.11

1	At the end of the third paragraph of Section H.11, add the following indented words:

*********************************
*********************************
*********************************

Section J, Attachment A, Statement of Work

1. Add the title “**********” after CLIN 0001 and Redesignate CLIN 0001 as CLIN 0001AA. Create new CLIN designation 0001 entitled **********

2. Insert the following new Statement of Work after paragraph 8 of newly designated CLIN 0001AA in seriatim fashion as the numeric and alphabetic designations indicate:

“CLIN 0001AB

1. Subcontractor will********************************************
**************************************************************
**************************************************************
**************************************************************
************************************************************** MVA vaccine.
2. Subcontractor shall create all appropriate master and production batch records for MVA vaccine. Subcontractor shall also provide all Quality Control Reports assuring compliance with cGMP and Certificates of Analysis.

3.      Production of **************************************************************
****************************************************************************
****************************************************************************
****************************************************************************
for use if needed.

4.       Subcontractor will perform ***************************************************
****************************************************************************
****************************************************************************
****************************************************************************
****************************************************************************,
utilizing the carrier specified by the Contractor and at Contractor’s expense to:

**********
**********
**********
**********

5.     Subcontractor shall tender ****************************************************
****************************************************************************
****************************************************************************
****************************************************************************
****************************************************************************
facility.

6.     If the ********************************************************************
****************************************************************************
vaccine.

7.        Baxter will provide *********************************************************
****************************************************************************

unforeseen problems.

**********

Table 1

***************************************************

**********	**********	********	********	**********	**********	**********	**********	********

**************************************

********	********	********	********	********	********	********	********	********
		********	********	********	********	********	********	********

********	********	********	********	********	********	********	********	********
		********	********	********	********	********	********	********

********	********	********	********	********	********	********	********	********

***************************************************

Table 1 cont.

***************************************************

**********	*	**********	**********	**********	**********	**********	**********	**********

**********	*	**********	**********	**********	**********	**********	**********	**********

**********	*	**********	**********	**********	**********	**********	**********	**********

**********	*	**********	**********	**********	**********	**********	**********	**********

**********	*	**********	**********	**********	**********	**********	**********	**********

**********	*	**********	**********	**********	**********	**********	**********	**********

**********	*	**********	**********	**********	**********	**********	**********	**********

**********	*	**********	**********	**********	**********	**********	**********	**********

**********	*	**********	**********	**********	**********	**********	**********	**********

Table 1 cont.

***************************************************

**********	*	**********	**********	**********	**********	**********	**********	**********

**********	************************************

**********	*	**********	**********	**********	**********	**********	**********	**********

**********	*	**********	**********	**********	**********	**********	**********	**********

**********	*	**********	**********	**********	**********	**********	**********	**********

**********	*	**********	**********	**********	**********	**********	**********	**********

**********	*	**********	**********	**********	**********	**********	**********	**********

**********	*	**********	**********	**********	**********	**********	**********	**********

**********	*	**********	**********	**********	**********	**********	**********	**********

**********	*	**********	**********	**********	**********	**********	**********	**********

**********	*	**********	**********	**********	**********	**********	**********	**********

**********	*	**********	**********	**********	**********	**********	**********	**********

**********	*	**********	**********	**********	**********	**********	**********	**********

Table 1 cont.

***************************************************

**********	*	**********	**********	**********	**********	**********	**********	Test duration (days) Testdauer

**********	*	**********	**********	**********	**********	**********	**********	20

**********	*	**********	**********	**********	**********	**********	**********	7

P2 Working Virus Bank

Table 2

***************************************************

**********	*	**********	**********	**********	**********	**********	**********	Test duration (days) Testdauer

*************************************

**********	*	**********	**********	**********	**********	**********	**********	—
		**********	**********	**********	**********	**********	**********	—

**********	*	**********	**********	**********	**********	**********	**********	—
		**********	**********	**********	**********	**********	**********	1

**********	*	**********	**********	**********	**********	**********	**********	7

Table 2 cont.

***************************************************

**********	*	**********	**********	**********	**********	**********	**********	**********

**************************************

**********	*	**********	**********	**********	**********	**********	**********	**********

**********	*	**********	**********	**********	**********	**********	**********	**********

**********	*	**********	**********	**********	**********	**********	**********	**********

**********	*	**********	**********	**********	**********	**********	**********	**********

**********	*	**********	**********	**********	**********	**********	**********	**********

**********	*	**********	**********	**********	**********	**********	**********	**********

**********	***************************

**********	*	**********	**********	**********	**********	**********	**********	**********

*******************
Table 3

***************************

**********	*	**********	**********	**********	**********	**********	**********	Test duration (days) Testdauer

***************************

**********	*	**********	**********	**********	**********	**********	**********	—
		**********	**********	**********	**********	**********	**********	—

**********	*	**********	**********	**********	**********	**********	**********	—
		**********	**********	**********	**********	**********	**********	1

**********	*	**********	**********	**********	**********	**********	**********	7

**********

***************************

**********	*	**********	**********	**********	**********	**********	**********	Test duration (days) Testdauer

***************************

**********	*	**********	**********	**********	**********	**********	**********	14

**********	*	**********	**********	**********	**********	**********	**********	—

**********	***************************

**********	*	**********	**********	**********	**********	**********	**********	7

****************************

Table 4

***************************

**********	*	**********	**********	**********	**********	**********	**********	**********

**********

**********	*	**********	**********	**********	**********	**********	**********	**********

**********	*	**********	**********	**********	**********	**********	**********	**********

**********	*	**********	**********	**********	**********	**********	**********	**********

**********	*	**********	**********	**********	**********	**********	**********	**********

**********	***************************

**********	*	**********	**********	**********	**********	**********	**********	**********

                                                            ************************

Back to Contents

**********

Table 5

***************************************

**********	*	**********	**********	**********	**********	**********	**********	**********

**********

**********	*	**********	**********	**********	**********	**********	**********	**********
	*	**********	**********	**********	**********	**********	**********	**********

**********	*	**********	**********	**********	**********	**********	**********	**********
	*	**********	**********	**********	**********	**********	**********	**********

**********	*	**********	**********	**********	**********	**********	**********	**********

Back to Contents

Table 5 cont.

***********************

**********	*	**********	**********	**********	**********	**********	**********	**********

**********

**********	*	**********	**********	**********	**********	**********	**********	**********

**********	*	**********	**********	**********	**********	**********	**********	**********

**********	*	**********	**********	**********	**********	**********	**********	**********

**********	*	**********	**********	**********	**********	**********	**********	**********

**********	*	**********	**********	**********	**********	**********	**********	**********

**********	*	**********	**********	**********	**********	**********	**********	**********

**********	*	**********	**********	**********	**********	**********	**********	**********

Table 5 cont.

********************

**********	*	**********	**********	**********	**********	**********	**********	**********

**********
**********	*	**********	**********	**********	**********	**********	**********	**********

Resuspended Harvest

Table 6

********************************

**********	*	**********	**********	**********	**********	**********	**********	**********

********************

**********	*	**********	**********	**********	**********	**********	**********	**********

**********	*	**********	**********	**********	**********	**********	**********	**********

Resuspended Harvest after Megatron

Table 7

***********************

**********	*	**********	**********	**********	**********	**********	**********	**********

**********

**********	*	**********	**********	**********	**********	**********	**********	**********

**********	*	**********	**********	**********	**********	**********	**********	**********

**********	*	**********	**********	**********	**********	**********	**********	**********

90 µ filtrated resuspended Harvest

Table 8

****************************

**********	*	**********	**********	**********	**********	**********	**********	**********

**********

**********	*	**********	**********	**********	**********	**********	**********	**********

**********	*	**********	**********	**********	**********	**********	**********	**********

**********	*	**********	**********	**********	**********	**********	**********	**********

 Disrupted Bulk

Table 9

**********************

**********	*	**********	**********	**********	**********	**********	**********	**********

**********

**********	*	**********	**********	**********	**********	**********	**********	**********

**********	*	**********	**********	**********	**********	**********	**********	**********

**********	*	**********	**********	**********	**********	**********	**********	**********

**********	*	**********	**********	**********	**********	**********	**********	**********

**********

**********	*	**********	**********	**********	**********	**********	**********	**********

**********	*	**********	**********	**********	**********	**********	**********	**********

**********	*	**********	**********	**********	**********	**********	**********	**********

**********	*	**********	**********	**********	**********	**********	**********	**********

Depth Filtrated Disrupted Bulk

Table 10

***************************

**********	*	**********	**********	**********	**********	**********	**********	**********

**********

**********	*	**********	**********	**********	**********	**********	**********	**********

**********	*	**********	**********	**********	**********	**********	**********	**********

**********	*	**********	**********	**********	**********	**********	**********	**********

Nuclease Treated Bulk

Table 11

**********************************************

**********	*	**********	**********	**********	**********	**********	**********	**********

**********

**********	*	**********	**********	**********	**********	**********	**********	**********

**********	*	**********	**********	**********	**********	**********	**********	**********

**********	*	**********	**********	**********	**********	**********	**********	**********

**********	*	**********	**********	**********	**********	**********	**********	**********

**********	*	**********	**********	**********	**********	**********	**********	**********

**********	*	**********	**********	**********	**********	**********	**********	**********

Purified Bulk Drug Substance

Table 12

**************************

**********	*	**********	**********	**********	**********	**********	**********	**********

**********

**********	*	**********	**********	**********	**********	**********	**********	**********

**********

**********	*	**********	**********	**********	**********	**********	**********	**********

**********	*	**********	**********	**********	**********	**********	**********	**********

**********	*	**********	**********	**********	**********	**********	**********	**********

Bulk Drug Product

Table 13

***************************************

**********	*	**********	**********	**********	**********	**********	**********	Test duration (days)

**********

**********	*	**********	**********	**********	**********	**********	**********	14

**********	*	**********	**********	**********	**********	**********	**********	5

**********	*	**********	**********	**********	**********	**********	**********	14

**********	*	**********	**********	**********	**********	**********	**********	3

**********	*	**********	**********	**********	**********	**********	**********	7

Table 13 cont.

*************************************

**********	*	**********	**********	**********	**********	**********	**********	**********

**********

**********	*	**********	**********	**********	**********	**********	**********	**********

**********	*	**********	**********	**********	**********	**********	**********	**********

**********	*	**********	**********	**********	**********	**********	**********	**********

**********

**********	*	**********	**********	**********	**********	**********	**********	**********

25

CLIN 0002AF/AG

1. ******************************************************************************************
********************************************************************************************
********************************************************************************************

2. *****************************************************************************************
********************************************************************************************
********************************************************************************************
********************************************************************************************
********************************************************************************************
********************************************************************************************
********************************************************************************************
********************************************************************************************
********************************************************************************************.

3. ******************************************************************************************
********************************************************************************************
********************************************************************************************.

4. Subcontractor shall prepare *********************************************************************
********************************************************************************************
********************************************************************************************.
******************************************************* documentation

5. Contractor shall develop**********************************************************************
********************************************************************************************
********************************************************************************************
as soon as they are available.

6. After Lot release, Subcontractor shall *********************************************************
********************************************************************************************.
********************************************************************************************
********************************************************************************************
*********** as directed:

********		********
********	********	********
********		********
********

26

Final Product (Filled/Frozen)

Table 14

*******************************

**********	*	**********	**********	**********	**********	**********	**********	**********

**********

**********	*	**********	**********	**********	**********	**********	**********	**********

**********	*	**********	**********	**********	**********	**********	**********	**********

**********	*	**********	**********	**********	**********	**********	**********	**********

**********	*	**********	**********	**********	**********	**********	**********	**********
********** **********
**********	*	**********	**********		**********

**********	*	**********	**********		**********	**********	**********	**********

27

Table 14 cont.

*******************************

**********	*	**********	**********	**********	**********	**********	**********	**********

**********

**********	*	**********	**********	**********	**********	**********	**********	**********

**********	*	**********	**********	**********	**********	**********	**********	**********

**********	*	**********	**********	**********	**********	**********	**********	**********

**********

**********	*	**********	**********	**********	**********	**********	**********	**********

CLIN 0002AH

Subcontractor *********************************************************
********************************************************* above.

TABLE 15.

	**********	**********	**********	******	**********

**********

**********

**********	*	*	*	*

**********	*	*	*	*

**********	*	*	*	*

**********	*	*	*	*

**********	*	*	*	*	**********

**********	*	*	*	*

**********	*	*	*	*

**********	*	*	*	*

**********	*	*	*	*

**********	*	*	*	*

**********	*	*	*	*

**********	*	*	*	*

**********	*	*	*	*

**********	*	*	*	*

**********	*	*	*	*	**********

**********	*	*	*	*

**********	*	*	*	*

**********	*	*	*	*

**********	*	*	*	*

**********	*	*	*	*

**********	*	*	*	*

**********	*	*	*	*

**********	*	*	*	*

**********	*	*	*	*

**********	*	*	*	*

**********	*	*	*	*

**********	*	*	*	*

**********	*	*	*	*

**********	*	*	*	*

**********	*	*	*	*

**********

**********	*	*	*	*

**********	*	*	*	*

**********	*	*	*	*

**********	*	*	*	*

**********	*	*	*	*

**********	*	*	*	*

**********	*	*	*	*

**********

**********

**********

**********

**********

	**********	**********

**********

**********

**********

**********	*

**********	*

**********	*

**********	*

**********	*

**********	*

**********	*

**********	*

**********	*

**********	*

**********	*

**********	*

**********	*

**********	*

**********

	**********	**********	**********

**********

**********

**********

**********	*	*

**********	*	*

**********	*	*

**********	*	*

	**********	**********	**********

**********

**********

**********

**********	*	*

**********	*	*

**********	*	*

**********	*	*

	**********	**********	**********

**********

**********

**********

**********	*	*

**********	*	*

**********	*	*

**********	*	*

	**********	**********	**********

**********

**********

**********

**********	*	*

**********	*	*

**********	*	*

**********	*	*

	**********	**********	**********

**********

**********

**********

**********	*	*

**********	*	*

**********	*	*

**********	*	*

**********	*	*

**********	*	*

	**********	**********	**********

**********

**********

**********

**********	*	*

**********	*	*

**********	*	*

**********	*	*

**********	*	*

**********	*	*

CLIN 0002AI

1.  Subcontractor will ********************************************************* *****************
************************************************************************************************.
Subcontractor will ******************************************************************************
************************************************************************************************
************************************************************************************************
********************************************************* Subcontractor shall provide****************
********************************************************* The Subcontractor shall inform ************
shipment.

2. Baxter will provide **************************************************************************
unforeseen problems.

CLIN 0003AB

Subcontractor shall deliver *************************************************************** and ship to:

**********
**********
**********
**********